UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 15, 2011

Date of Report (Date of earliest event reported)

China Green Lighting Limited

(Exact Name of Registrant as Specified in Charter)

Colorado	000-53106	26-0812035
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

No. 18, Seventh Xinggong Road,
Jiangdong District, Jiangshan City,
Zhejiang, People’s Republic of China
324019

(Address of Principal Executive Offices)

 +86 (570) 435-2001

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K filed by China Green Lighting Limited, a Colorado corporation (the “Company”) on August 11, 2011 (the “Original Report”). The Company inadvertently stated in the Original Report that its prior independent certifying accountant was dismissed on August 8, 2011. The Company hereby amends the Original Report to correctly state that such accountant resigned, effective July 15, 2011.

Section 4 - Matters Related to Accountant and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           Resignation of Independent Certifying Accountant

Effective July 15, 2011, Mao & Company, CPAs, Inc. (“MaoCo”) resigned as the Company’s independent registered public accounting firm. On May 13, 2011, the Company completed a reverse acquisition with China Green Lighting Limited (“CGL”), a company organized under the laws of the British Virgin Islands, which became the operations of the Company and the accounting acquirer on a going forward basis.  MaoCo is the independent registered accounting firm for CGL, and its report on the financial statements of CGL at December 31, 2010 and 2009 and for the two years in the period then ended were included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 13, 2011.

The resignation of MaoCo as the independent registered public accounting firm was approved by the Company’s Board of Directors.

The reports of MaoCo regarding CGL’s financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2010 and 2009, and during the period from May 13, 2011 to July 15, 2011, the date of resignation, (i) there were no disagreements with MaoCo on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaoCo would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided MaoCo with a copy of the foregoing disclosures and requested that MaoCo furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           Engagement of Independent Certifying Accountant

Effective August 8, 2011, the Board of Directors of the Company engaged Crowe Horwath (HK) CPA Limited (“Crowe Horwath”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2011.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of Crowe Horwath, the Company (a) has not engaged Crowe Horwath as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with Crowe Horwath regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Crowe Horwath concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Mao & Company, CPAs, Inc. dated August 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN LIGHTING LIMITED, a Colorado corporation

Dated: August 19, 2011	By:	/s/ Liu Chuanling
Liu Chuanling Chief Executive Officer